OMB APPROVAL
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
OMB Number: 3235-0065
Expires: March 31, 2029
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FORM S-1
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

XIASAN DYNASTY COMPANY
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation or organization)

6221
(Primary Standard Industrial Classification Code Number)

45-2927113
(I.R.S. Employer Identification Number)

1901 North US Highway 87 Big Spring, Texas 79720. 432-466-6869


1901 North US Highway 87 Big Spring, Texas 79720. 132-466-6869

September 4th, 2026
(Approximate date of commencement of proposed sale to the public)





SEC 870 (07-24)








[ ] Large accelerated filer
[ ] Accelerated filer
[ ] Non-accelerated filer
[ ] Smaller reporting company
[ ] Emerging growth company



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Calculation of Filing Fee Tables
S1
(Form Type)

XIASAN DYNASTY COMPANY
(Exact Name of Registrant as Specified in its Charter)

Table 1: Newly Registered and Carry Forward Securities


Fees to Be Paid: X | X | X | X | X | X | X | X | | | |
Fees Previously Paid: X | X | X | X | X | X | | X | | | |
Carry Forward Securities: X | X | X | X | | X | | | X | X | X | X

Total Offering Amounts: $111,333,128.386.00 | X | | X
Total Fees Previously Paid: X
Total Fee Offsets: X
Net Fee Due: X

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Table 2: Fee Offset Claims and Sources

Fees Offset Sources: Rule 457(p)
Fee Offset Claims: X | X | X | X | | X | X | X | X | X |
Fees Offset Sources: X | X | X | | X | | | | | | X

Table 3: Combined Prospectuses

X | X | X | X | X | X | X

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SIGNATURES


Deronald CD Norris
(Registrant)

By (Signature and Title): Deronald CD Norris CEO/Owner



(Signature): Deronald CD Norris
(Title): CEO/Owner
(Date): 08/25/2026

Instructions.




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